SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                         Date of Report: August 26, 1998





                            PARADIGM TECHNOLOGY, INC.
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




            DELAWARE                   0-26124              770140882-5
--------------------------------   --------------   --------------------------
  (State or Other Jurisdiction       (Commission         (I.R.S. Employer
        of Incorporation)           File Number)      Identification Number)




           694 TASMAN DRIVE, MILPITAS, CA                     95035
    --------------------------------------------         --------------
      (Address of principal executive offices)             (Zip Code)



                                 (408) 954-0500
                           ---------------------------
                         (Registrant's telephone number,
                              including area code)

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Item 5.   OTHER EVENTS.

          On August 26, 1998, Paradigm Technology, Inc. (the "Company") announced in a press release that it has adjourned its Annual Meeting of Stockholders until September 3, 1998 at 3:00 p.m. Eastern Daylight Time. Included in the press release is a letter the Company intends to mail to stockholders. A copy of the Company's press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (a) Financial statements of business acquired.

              Not applicable.

          (b) Pro forma financial information.

              Not applicable.

          (c) Exhibits.

              99.1 Press Release.

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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          Dated: August 26, 1998

                                       PARADIGM TECHNOLOGY, INC.



                                       By         /s/ Emeka Chukwu
                                         --------------------------------------
                                                     Emeka Chukwu
                                            Acting Chief Financial Officer

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

                                  EXHIBIT INDEX
                                  -------------



EXHIBIT NO.                          DESCRIPTION
-----------                          -----------


   99.1            Press Release.


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